SECOND AMENDMENT dated as of December 5, 1995 (the
          "Amendment"), to CREDIT AGREEMENT II dated as of April 14, 1987, as amended and restated through April 15, 1993, as amended by the First Amendment thereto dated March 31, 1995 (the "Credit Agreement"), among DIAMOND SHAMROCK, INC., a Delaware corporation (the "Borrower"), DIAMOND SHAMROCK REFINING AND MARKETING COMPANY, a Delaware corporation ("R&M"), the entities listed in Schedule I to the Credit Agreement (together with R&M, collectively referred to as the "Guarantors"), the banks party to the Credit Agreement (the "Banks") and CHEMICAL BANK, as agent for the Banks (the "Agent").

     A. The Borrower and the Guarantors have requested that the Banks amend certain provisions of the Credit Agreement. The
Banks are willing to enter into this Amendment, subject to the terms and conditions set forth herein.

     B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit
Agreement.

     Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments to Article I.

          (a)  The following definitions are hereby added to
     Article I:

               "Consolidated Net Worth" shall mean at any date, with respect to the Borrower and its Subsidiaries on a consolidated basis, (a) the sum of (i) capital stock taken at par value, plus (ii) capital surplus, plus (iii) retained earnings, minus (b) treasury stock.

               "NCS" shall mean National Convenience Stores
     Incorporated, a Delaware corporation.

               "NCS Subsidiaries" shall mean, with respect to NCS, all corporations, associations, or other business entities, the accounts of which are consolidated in the financial statements of NCS in accordance with generally accepted accounting principles.

               "NCS Purchase Date" shall mean the date on which common stock and warrants to purchase common stock of NCS tendered pursuant to that certain Offer to Purchase by Shamrock Acquisition Corp., a Delaware corporation, dated November 14, 1995, as it may be amended or extended (the "Offer to Purchase"), are accepted for payment by Shamrock Acquisition Corp. pursuant to the terms of the Offer to Purchase.

               "NCS Guaranty Date" shall mean the date upon which NCS and such of the NCS Subsidiaries as have either
     $20,000,000 in assets or $20,000,000 in revenue as of the end of the most recently completed fiscal year become
     Guarantors hereunder.

               "NCS Mortgages" shall mean those certain mortgage notes secured by Deed of Trust liens on certain real property of NCS Subsidiaries, bearing interest at a fixed rate of 9.5%, increasing to 11% in 2001 and to 12% in 2002, payable in quarterly installments and maturing on September 30, 2003, and any renewals, extensions, restatements, or reamortizations thereof.

          (b)  The definition of "Total Funded Debt Ratio" in
     Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Total Funded Debt Ratio" shall mean, at any time, with respect to the Borrower and the Subsidiaries on a consolidated basis, the ratio of (a) the sum of (i) Funded Debt at such time and (ii) Subordinated Indebtedness at such time to (b) the sum of (i) Funded Debt at such time and (ii) Subordinated Indebtedness at such time and (iii) Consolidated Net Worth at such time.

     SECTION 2.  Amendments to Article III:

          The first sentence of Section 3.16 is amended to read as follows:

               Each Subsidiary which, at December 31, 1994, had total assets exceeding $20,000,000, or which, for the year ended December 31, 1994 had revenues exceeding $20,000,000, is a Guarantor, other than D-S Venture Company, L.L.C., a Delaware limited liability company, over ninety-eight percent (98%) of the assets of which on that date consisted of its limited partnership interest in Diamond Shamrock Refining Company, L.P.

     SECTION 3.  Amendment to Article V:

          The following section is hereby added to Article V:

               SECTION 5.10. NCS Guaranties. Cause NCS and such of the NCS Subsidiaries as had either $20,000,000 in assets or $20,000,000 in revenues as of the end of the then most recently completed fiscal year to become Guarantors under this agreement at such time as such entities can deliver such guaranties without violating the terms and provisions of the NCS Mortgages.

     SECTION 4.  Amendments to Article VI:

          (a)  Amendments to Section 6.01:

               (a) Section 6.01(a) of the Credit Agreement is amended by deleting the reference to "0.63" and inserting in lieu thereof "0.65".

          (b)  The following sections are hereby added to Article
     VI:

               SECTION 6.12. Additional NCS Indebtedness. Permit NCS or the NCS Subsidiaries to create, incur, assume, or otherwise be obligated with respect to Indebtedness for reimbursement obligations relating to letters of credit or for money borrowed, as an obligor, guarantor, mortgagor, lessee under a capital lease, or otherwise, after thirty days following the NCS Purchase Date and prior to the NCS Guaranty Date, except for (a) Indebtedness in respect of the NCS Mortgages, in an aggregate amount not to exceed $57,000,000, (b) Intercompany Loans, and (c) Indebtedness for money borrowed not otherwise permitted by clauses (a) and (b) of this section 6.12 in an amount not exceeding $500,000 in the aggregate outstanding at any one time.

               SECTION 6.13. Certain NCS Agreements. Permit NCS or the NCS Subsidiaries, after the NCS Purchase Date and prior to the NCS Guaranty Date, to enter into or to allow to remain in place any provision in any agreement or arrangement with any Person to which any such entity is a party which would restrict the ability of such entity to declare and pay dividends and distributions with respect to outstanding shares of its common stock or to repay advances to Borrower or any other Subsidiary.

     SECTION 5. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Agent and to each of the Banks that (provided that the representations of each Guarantor shall be limited to matters relating to the Borrower or such Guarantor):

          (a) This Amendment, and the Credit Agreement as amended hereby, have been duly authorized, executed, and delivered by it and constitute its legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

          (b)  The representations and warranties set forth in
     Article III of the Credit Agreement are true and correct in all material respects before and after giving effect to this Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

          (c) As of the date hereof, the Borrower and each Guarantor is in compliance with all the terms and provisions contained in the Credit Agreement on its part to be observed as performed, and at the time of and immediately after giving effect to this Amendment no Event of Default has occurred and is continuing and no event which with notice or lapse of time or both would constitute an Event of Default has occurred and is continuing.

     SECTION 6. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in this Amendment shall become effective on December 5, 1995; provided that:

          (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each of the Guarantors, and the Required
     Banks;

          (b) the Borrower shall have paid all Fees and other amounts due under the Credit Agreement as of December 5, 1995; and

          (c)  the conditions to the amendment of the Other
     Credit Agreement, as set forth in the Second Amendment thereto dated as of the date hereof, shall have been satisfied.

     SECTION 7. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date that this Amendment becomes effective as provided in Section 4 above, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

     SECTION 8.  Applicable Law.  THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

     SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

     SECTION 10. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with the preparation and execution of this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              DIAMOND SHAMROCK, INC.,
                              DIAMOND SHAMROCK REFINING AND
                                MARKETING COMPANY,
                              DIAMOND SHAMROCK STATIONS, INC.,
                              DIAMOND SHAMROCK PIPELINE COMPANY,
                              DIAMOND SHAMROCK REFINING
                                COMPANY, L.P.
                              SIGMOR CORPORATION,
                              XRAL STORAGE AND TERMINALING
                              COMPANY,
                              THE SHAMROCK PIPE LINE CORPORATION,
                              SIGMOR PIPELINE COMPANY,
                              TOC-DIAMOND SHAMROCK COMPANY,
                              D-S SPLITTER, INC.
                              and
                              NORTH AMERICAN INTELECOM, INC.,


                              By:  /s/ R. C. BECKER
                                   R. C. Becker, in each case,
                                   Vice President and Treasurer



                              SIGMOR BEVERAGE, INC.,


                              By:  /s/ CARL W. HIX
                                   Carl W. Hix,
                                   Vice President, Secretary
                                   and Treasurer

                              BIG DIAMOND, INC.,


                              By:  /s/ DOUGLAS M. MILLER
                                   Douglas M. Miller,
                                   Vice President, Secretary
                                   and Treasurer


                              BIG DIAMOND NUMBER 1, INC.,


                              By:  /s/ DOUGLAS M. MILLER
                                   Douglas M. Miller,
                                   Vice President, Secretary
                                   and Treasurer

                              CHEMICAL BANK, individually and as
                              Agent


                              By:  /s/ RONALD POTTER
                                   Ronald Potter
                                   Managing Director


                              THE CHASE MANHATTAN BANK,
                              NATIONAL ASSOCIATION


                              By:  /s/ BETTY LOU J. ROBERT
                                   Betty Lou J. Robert
                                   Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO



                              By:  /s/ HELEN A. CARR
                                   Helen A. Carr
                                   Vice President


                              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION


                              By:  /s/ LAURA B. SHEPARD
                                   Laura B. Shepard
                                   Vice President


                              ROYAL BANK OF CANADA


                              By:  /s/ EVERETT M. HARNER
                                   Everett M. Harner
                                   Manager


                              NATIONAL WESTMINSTER BANK PLC,
                                New York Branch


                              By:  /s/ STEPHEN R. PARKER
                                   Stephen R. Parker
                                   Vice President


                              NATIONAL WESTMINSTER BANK PLC,
                                Nassau Branch


                              By:  /S/ STEPHEN R. PARKER
                                   Stephen R. Parker
                                   Vice President


                              THE FROST NATIONAL BANK OF SAN
                                ANTONIO


                              By:  /s/ PHIL DUDLEY
                                   Phil Dudley
                                   Vice President


                              BANK OF SCOTLAND


                              By:  /s/ ELIZABETH WILSON
                                   Elizabeth Wilson
                                   Vice President and
                                   Branch Manager


                              NATIONSBANK OF TEXAS, N.A.


                              By:  /s/ JAMES R. ALLRED
                                   James R. Allred
                                   Vice President


                              TEXAS COMMERCE BANK, NATIONAL
                                ASSOCIATION


                              By:  /s/ DAN M. DANELO
                                   Dan M. Danelo
                                   Senior Vice President


                              BANK ONE, TEXAS, NATIONAL
                                ASSOCIATION


                              By:  /s/ ROBERT S. GLENN
                                   Robert S. Glenn
                                   Vice President


                              INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:  /s/ ROBERT W. RAMAGE, JR.
                                   Robert W. Ramage, Jr.
                                   Senior Vice President


                              THE BANK OF TOKYO, LTD., DALLAS
                                AGENCY


                              By:  /s/ MICHAEL MEISS
                                   Michael Meiss
                                   Vice President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ CYNTHIA A. STABLEFORD
                                   Cynthia A. Stableford
                                   Vice President


                              THE FUJI BANK, LIMITED,
                                NEW YORK BRANCH


                              By:  /s/ SOICHI YOSHIDA
                                   Soichi Yoshida
                                   Vice President


                              SOCIETE GENERALE


                              By:  /s/ MARK A. COX
                                   Mark A. Cox
                                   Vice President

                            SCHEDULE I

                      Additional Guarantors

1. Diamond Shamrock Refining and Marketing Company, a Delaware corporation.

2.   The Shamrock Pipe Line Corporation, a Delaware corporation.

3.   Sigmor Corporation, a Delaware corporation

4.   Sigmor Pipeline Company, a Texas corporation

5.   Sigmor Beverage, Inc., a Texas corporation

6.   North American InTeleCom, Inc., a Texas corporation

7.   Diamond Shamrock Stations, Inc., a Delaware corporation

8.   XRAL Storage and Terminaling Company, a Texas corporation

9.   TOC-DS Company, a Delaware corporation

10.  D-S Splitter, Inc., a Delaware corporation

11.  Big Diamond, Inc., a Texas corporation

12.  Big Diamond Number 1, Inc., a Texas corporation

13.  Diamond Shamrock Pipeline Company, a Delaware corporation

14. Diamond Shamrock Refining Company, L.P., a Delaware limited partnership


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